UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.

On May 30, 2008, Thomas J. de Petra, President and Chief Executive Officer of Winland Electronics, Inc. (the “Company”) adopted a trading plan in accordance with Rule 10b5-1, of the Securities Exchange Act of 1934, as amended, to provide for an orderly acquisition of the Company’s Common Stock.  Mr. de Petra’s plan provides for $24,000.00 to be used to purchase shares at the market at regular monthly installments during the course of the plan.  The plan will terminate on May 31, 2010.  As of May 30, 2008, Mr. de Petra beneficially owned 5,220 shares of the Company’s Common Stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: May 30, 2008	By:	/s/ Thomas J. de Petra
Thomas J. de Petra
President and Chief Executive Officer